UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26224	51-0317849

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ	08536

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 275-0500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
Effective January 1, 2009, Integra LifeSciences Holdings Corporation (the “Company”) adopted retrospectively Financial Accounting Standards Board Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments that May be Settled in Cash Upon Conversion (“FSP APB 14-1”), which resulted in reclassifications of consolidated balance sheet balances from deferred financing costs and senior convertible notes to additional paid-in capital and associated reclassifications among retained earnings and deferred tax liabilities. Retrospective application of FSP ABP 14-1 also had the effect of increasing interest expense and, accordingly, decreasing net income within our consolidated statement of operations for all periods presented in Exhibit 99.1 attached hereto. We also adopted Financial Accounting Standards Board Staff Position No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), which required us to retrospectively adjust the number of shares included in our weighted average share calculations when determining both basic and diluted net income attributable to controlling interests per common share to include participating securities.
This Current Report on Form 8-K includes revisions to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”) originally filed on March 3, 2009. These revisions reflect the impact of the adoption of FSP APB 14-1 and FSP EITF 03-6-1 on previously issued financial statements. Accordingly, the Exhibits included under Item 9.01 to this Current Report on Form 8-K hereby revise the following items of the Company’s 2008 Form 10-K:
•	Part II, Item 6 — Selected Financial Data
•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operation
•	Part II, Item 7A — Quantitative and Qualitative Disclosures About Market Risk
•	Part II, Item 8 — Financial Statements and Supplementary Data
•	Part IV, Item 15 — Exhibits and Financial Statement Schedules
This Current Report on Form 8-K and the attachments hereto do not attempt to modify or update any disclosures set forth in our 2008 Form 10-K, except as required to reflect the adoption of FSP APB 14-1 and FSP EITF 03-6-1, and therefore, do not update or discuss other activities or events occurring after March 3, 2009. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K (as updated by this Current Report on Form 8-K), our Quarterly Report on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 and the Company’s Current Reports on Form 8-K and any amendments thereto. Unaffected items of our 2008 Form 10-K have not been repeated in this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Updates to the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as follows:

Part II, Item 6 — Selected Financial Data
Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operation
Part II, Item 7A — Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8 — Financial Statements and Supplementary Data
Part IV, Item 15 — Exhibits and Financial Statement Schedules

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
Date: August 6, 2009	By:	/s/ John B. Henneman, III
John B. Henneman, III
		Title:	Executive Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Updates to the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as follows:

Part II, Item 6 — Selected Financial Data
Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operation
Part II, Item 7A — Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8 — Financial Statements and Supplementary Data
Part IV, Item 15 — Exhibits and Financial Statement Schedules

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